UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 1, 2016 Verisk Analytics, Inc. (the “Registrant”) and its wholly-owned indirect subsidiary, Argus Information and Advisory Services, LLC (“Argus”) completed the disposition of Verisk Health, Inc. (“Verisk Health”) and MediConnect Global, Inc. (“MediConnect”, together with Verisk Health, the “Verisk Health Parent Companies”) pursuant to the Agreement of Purchase and Sale dated April 25, 2016 (the “Purchase Agreement”) with Veritas Capital Fund Management, L.L.C. (“Veritas Capital”) through VCVH Holding Corp. (“Purchaser”), VCVH Holdings LLC (“Purchaser LLC”), VCVH Intermediate Holding Corp. (“VCVH Intermediate”), and VCVH Holding II Corp. (“VCVH Holding II”), each of which is an affiliate of Veritas Capital. Pursuant to the Purchase Agreement, the Purchaser acquired all of the equity shares of the Verisk Health Parent Companies for an aggregate purchase price of $820,000,000. The aggregate purchase price consideration was paid $720,000,000 in cash excluding certain closing date working capital and net debt adjustments, a $100 million long-term subordinated promissory note with interest paid in kind issued by VCVH Intermediate in favor of Argus, and other contingent consideration.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is annexed as Exhibit 10.1 to the Current Report on Form 8-K of the Company dated April 25, 2016 and is incorporated by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following pro forma financial information of Verisk Analytics, Inc. giving effect to its disposition of the Verisk Health Parent Companies as required by Regulation S-X is furnished as an exhibit hereto:

99.1	Unaudited pro forma condensed consolidated balance sheet of Verisk Analytics, Inc. as of March 31, 2016 and unaudited pro forma condensed consolidated statements of continuing operations of Verisk Analytics, Inc. for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated balance sheet of Verisk Analytics, Inc. as of March 31, 2016 and unaudited pro forma condensed consolidated statements of continuing operations of Verisk Analytics, Inc. for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: June 7, 2016	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary